UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to section 13 or 15(d) of
                       the Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): July 27, 2007 (July 26, 2007)

                             DRS TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                  1-08533              13-2632319
 (State or other jurisdiction of    (Commission           (IRS Employer
  incorporation or organization)    File Number)      Identification Number)

                   5 Sylvan Way, Parsippany, New Jersey 07054
                    (Address of principal executive offices)

                                 (973) 898-1500
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                       ----------------------------------

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ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 27, 2007, DRS Technologies, Inc. issued a press release announcing certain expected results for its first fiscal quarter ended June 30, 2007. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference into this item.


ITEM 7.01.   REGULATION FD DISCLOSURE

On July 27, 2007, DRS Technologies, Inc. issued a press release announcing that it would record an operating charge related to the Thermal Weapon Sights II (TWS
II) program when it reports its fiscal 2008 first quarter results on August 9, 2007. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference into this item.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

   (c) Exhibits

   The following press release is included as an exhibit to this report:

   Exhibit No.   Description
   -----------   -----------
   99.1          DRS Technologies, Inc. Press Release dated July 27, 2007
                 entitled "DRS Technologies to Record Charge in First Quarter for Weapon Sights Program."

                             DRS TECHNOLOGIES, INC.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       DRS TECHNOLOGIES, INC.
                                       ----------------------
                                       (Registrant)

Date:  July 27, 2007                   By:

                                       /s/ RICHARD A. SCHNEIDER
                                       ------------------------
                                       Richard A. Schneider
                                       Executive Vice President, Chief
                                       Financial Officer

INDEX TO EXHIBITS

Exhibit No.    Description
-----------    -----------

99.1 DRS Technologies, Inc. Press Release dated July 27, 2007 entitled "DRS Technologies to Record Charge in First Quarter for Weapon Sights Program."